ING Life Insurance and Annuity Company
Variable Annuity Account C

Group 403(b), 401 and HR10 Plans (Prospectus No. PRO.75974-04)
and MAP II Group Installment Variable Annuity Contracts for HR10 Plans
(Prospectus No. PRO.75980-04)

Supplement dated August 4, 2004 to the
Contract Prospectus and Statement of Additional Information, each dated May 1, 2004

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information. You should read this Supplement along with the Contract Prospectus and Statement of Additional Information (SAI).

ING VP Bond Portfolio - Effective August 6, 2004, the name of ING VP Bond Portfolio will change to ING VP Intermediate Bond Portfolio. Effective August 6, 2004, all references to ING VP Bond Portfolio in the Contract Prospectus and SAI are replaced with ING VP Intermediate Bond Portfolio.

X.75974.80-04	August 2004